JOHNSON MUTUAL FUNDS

Johnson Core Plus Bond Fund

SUPPLEMENT DATED March 13, 2024

TO THE PROSPECTUS DATED May 1, 2023

The performance information on pages 19-20 of the Fund’s prospectus is hereby restated as follows:

ANNUAL TOTAL RETURNS

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year-to-year since the Fund’s inception in 2021. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 2.41% for the fourth quarter 2022, and the lowest return was -6.35% in the first quarter of 2022.

For the Periods ended December 31, 2022	1 Year	Since Inception*
Class I
Return Before Taxes	-13.71%	-11.99%
Return After Taxes on Distributions	-14.58%	-12.83%
Return After Taxes on Distributions and Sale of Fund Shares	-8.10%	-9.45%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	-13.01%	-11.43%

*Fund inception was November 17, 2021.

The Bloomberg US Aggregate Bond Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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This Supplement and the existing Prospectus dated May 1, 2023, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2023, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-541-0170.